Trade Receivables and Other Current Assets	6 Months Ended
Jun. 30, 2026
Trade and other current receivables [abstract]
Trade receivables and other current assets

Note 9. Trade receivables and other current assets

9.1 Trade receivables

	As of December 31,	As of June 30,
	2025	2026
	$ in thousands
Trade receivables	14,398	5,075
Allowance for expected credit losses	-	-
Total net value of trade receivables	14,398	5,075

All trade receivables have payment terms of less than one year.

The $9.3 million decrease in trade receivables as of June 30, 2026 compared to December 31, 2025 was mainly due to payments received for variable considerations under the AZ JRCA billed in the three months ended December 31, 2025.

9.2 Subsidies receivables

	As of December 31,	As of June 30,
	2025	2026
	$ in thousands
Research tax credit	7,711	7,525
Other subsidies	89	-
Total subsidies receivables	7,800	7,525

9.3 Other current assets

	As of December 31,	As of June 30,
	2025	2026
	$ in thousands
VAT receivables	1,177	926
Income tax receivable	639	51
Prepaid expenses and other prepayments	1,934	3,585
Tax and social receivables	1,304	67
Deferred expenses and other current assets	330	341
Total other current assets	5,383	4,970

Prepaid expenses and other prepayments primarily include advances to our subcontractors on research and development activities, as well as prepaid insurance premiums. The $1.6 million increase in prepaid expenses and other prepayments between December 31, 2025 and June 30, 2026 was mainly attributable to additional advance payments to R&D suppliers.